RETIREMENT BENEFIT PLANS	12 Months Ended
Dec. 31, 2024
Employee Benefits [Abstract]
RETIREMENT BENEFIT PLANS	RETIREMENT BENEFIT PLANS
Brookfield Infrastructure offers pension plans to certain employees of its subsidiaries. Brookfield Infrastructure’s obligations under its defined benefit pension plans are determined periodically through the preparation of actuarial valuations. The benefit plans’ expense for 2024 was $15 million (2023: $18 million, 2022: $26 million). The discount rate used was 5.2% (2023: 5.2%, 2022: 4.5%) with a rate of compensation of 2.6% (2023: 3.1%, 2022: 2.4%).

US$ MILLIONS	2024	2023
Plan assets	$760	$808
Less accrued benefit obligation	(685)	(813)
Accrued benefit asset (liability) (1)	$75	$(5)
(1)Primarily presented within Other liabilities’ of the consolidated statements of financial position. Refer to Note 18, Accounts Payable and Other for further details